EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LCNB Corp. (the "Company") on Form 10-K for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Eric J. Meilstrup, Chief Executive Officer and Andrew M. Wallace, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric J. Meilstrup	/s/ Andrew M. Wallace
Eric J. Meilstrup	Andrew M. Wallace
Chief Executive Officer	Executive Vice President and
Chief Financial Officer

Date: March 11, 2026